UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: October 27, 2020
(Date of earliest event reported)

BBCMS Mortgage Trust 2020-C8
(Central Index Key Number 0001823722)

(Exact name of issuing entity)

Barclays Capital Real Estate Inc.
(Central Index Key Number 0001549574)

(Exact name of sponsor as specified in its charter)

Starwood Mortgage Capital LLC
(Central Index Key Number 0001548405)
(Exact name of sponsor as specified in its charter)

Societe Generale Financial Corporation
(Central Index Key Number 0001755531)

(Exact name of sponsor as specified in its charter)

Bank of America, National Association
(Central Index Key Number 0001102113)
(Exact name of sponsor as specified in its charter)

LMF Commercial, LLC
(Central Index Key Number 0001592182)

(Exact name of sponsor as specified in its charter)

Barclays Commercial Mortgage Securities LLC
(Central Index Key Number 0001541480)

(Exact name of registrant as specified in its charter)

Delaware	333-226850-07	27-010880
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

745 Seventh Avenue New York, New York	10019
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code      (212) 412-4000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [_]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [_]

Item 8.01.       Other Events.

On October 27, 2020, Barclays Commercial Mortgage Securities LLC (the “Depositor”) caused the issuance BBCMS Mortgage Trust 2020-C8, Commercial Mortgage Pass-Through Certificates, Series 2020-C8 (the “Certificates”) in the Issuing Entity (as defined below) representing the right to receive a specified percentage of certain amounts collected on the Mortgage Loans (as defined below), net of all expenses of the Issuing Entity, in each case, pursuant to a pooling and servicing agreement, dated as of October 1, 2020 and as to which an executed version is attached hereto as Exhibit 4.1 (the “Pooling and Servicing Agreement”), among Barclays Commercial Mortgage Securities LLC, as depositor (the “Registrant”), Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, each of LNR Partners, LLC and Wells Fargo Bank, National Association, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.

Each of several Mortgage Loans that are among the assets of the Issuing Entity are part of a Whole Loan. Each Whole Loan is governed by a co-lender, intercreditor or similar agreement (each, an “Intercreditor Agreement”) between the holders of the promissory notes comprising such Whole Loan, the terms of which are described under “Description of the Mortgage Pool—The Whole Loans” in the Prospectus described below. Each Intercreditor Agreement is attached as an exhibit hereto as described in the following table. Moreover, certain of such Whole Loans will not be serviced pursuant to the Pooling and Servicing Agreement but will instead be serviced pursuant to a different servicing agreement (each, a “Non-Serviced PSA”). Each such Non-Serviced PSA is attached as an exhibit hereto as described in the following table. For a description of the servicing of the affected Whole Loans under such Non-Serviced PSAs, see “Pooling and Servicing Agreement—Servicing of the Non-Serviced Mortgage Loans” in the Prospectus described below.

Name of Mortgage Loan	Intercreditor Agreement	Non-Serviced PSA (if any)
One Manhattan West	4.9	4.2
SoCal & South Miami Medical Office Portfolio	4.10	N/A
MGM Grand & Mandalay Bay	4.11	4.3
PGH17 Self Storage Portfolio	4.12	4.4
9th & Thomas	4.13	4.5
711 Fifth Avenue	4.14	4.6
ExchangeRight Net Leased Portfolio 32	4.15	4.7
McCarthy Ranch	4.16	4.8

The Certificates consist of the following classes, designated as (i) Class A-1, Class A-3, Class A-4, Class A-5, Class A-SB, Class X-A, Class X-B, Class A-S, Class B and Class C Certificates (collectively, the “Public Certificates”) and (ii) Class X-D, Class X-FG, Class X-H, Class D, Class E, Class F, Class G, Class H, Class J-RR, Class K-RR, Class S and Class R Certificates (the “Private Certificates”).

The Public Certificates, having an aggregate initial principal amount of $615,340,000, were sold to Barclays Capital Inc. (“Barclays”), BofA Securities, Inc. (“BofA Securities”), SG Americas Securities, LLC (“SGAS”), Academy Securities, Inc. (“Academy”) and Drexel Hamilton, LLC (“Drexel” and, together in such capacity with Barclays, BofA Securities, SGAS and Academy, the “Underwriters”),

pursuant to the underwriting agreement, dated as of October 9, 2020 and as to which an executed version is attached hereto as Exhibit 1.1, between the Registrant, Barclays Capital Holdings Inc. (“BCHI”) and the Underwriters.

In connection with the issuance and sale to the Underwriters of the Public Certificates, a legal opinion was rendered related to the validity of, and certain federal income tax considerations relating to, the Public Certificates, which legal opinion is attached as an exhibit to this report.

On October 27, 2020, the Registrant also sold the Private Certificates, having an aggregate initial principal amount of $84,904,660, to Barclays, BofA Securities, SGAS, Academy and Drexel (collectively in such capacity, the “Initial Purchasers”), pursuant to a certificate purchase agreement, dated as of October 9, 2020, between the Registrant, BCHI and the Initial Purchasers. The Private Certificates were sold or transferred in transactions exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(a)(2) of the Act.

The Certificates represent, in the aggregate, the entire beneficial ownership in BBCMS Mortgage Trust 2020-C8 (the “Issuing Entity”), a common law trust fund formed on October 27, 2020 under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The assets of the Issuing Entity consist primarily of 48 commercial, multifamily and/or manufactured housing community mortgage loans (the “Mortgage Loans”). The Mortgage Loans were acquired by the Registrant from (i) Barclays Capital Real Estate Inc. (“BCRE”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.1 and dated and effective as of October 9, 2020, among the Registrant, BCHI and BCRE (the “Barclays Mortgage Loan Purchase Agreement”), (ii) Starwood Mortgage Capital LLC (“SMC”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.2 and dated and effective as of October 9, 2020, between the Registrant and SMC, (iii) SGFC pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.3 and dated and effective as of October 9, 2020, among the Registrant, Société Générale and SGFC, (iv) Bank of America, National Association (“BANA”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.4 and dated and effective as of October 9, 2020, between the Registrant and BANA and (v) LMF Commercial, LLC (“LMF”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.5 and dated and effective as of October 9, 2020, between the Registrant and LMF.

The funds used by the Registrant to pay the purchase price for the Mortgage Loans were derived in part from the proceeds from the (i) sale of the Public Certificates by the Registrant to the Underwriters, pursuant to the Underwriting Agreement and (ii) the sale of the Private Certificates by the Registrant to the Initial Purchasers, pursuant to the Certificate Purchase Agreement.

The Public Certificates and the Mortgage Loans are more particularly described in the Prospectus dated October 14, 2020 and as filed with the Securities and Exchange Commission on October 27, 2020. In connection with such Prospectus, the Chief Executive Officer of the Registrant has provided the certification attached hereto as Exhibit 36.1 and dated as of October 14, 2020.

On October 27, 2020, the Registrant sold all of the Public Certificates, having an aggregate certificate principal amount of $615,314,000. The net proceeds of the offering to the Registrant of the issuance of the Certificates, after deducting expenses payable by the Registrant of $8,139,203.07, were approximately $750,898,029.44. Of the expenses paid by the Registrant, approximately $74,579.21 were paid directly to affiliates of the Registrant, $50,000 in the form of fees were paid to the Underwriters, $125,000 were paid to or for the Underwriters and $7,889,623.86 were other expenses. All of the foregoing expense amounts are the Depositor’s reasonable estimates of such expenses. The related registration statement (file no. 333-226850) was originally declared effective on September 25, 2018.

Credit Risk Retention

The Horizontal Risk Retention Certificate (as defined in the Pooling and Servicing Agreement) was sold to Starwood CMBS Horizontal Retention BBCMS 2020-C8 LLC for $4,281,988 (representing 0.5641% of the fair value of all Classes of Regular Certificates (as defined in the Pooling and Servicing Agreement), based on actual sale prices and finalized tranche sizes) pursuant to the Certificate Purchase Agreement. The VRR Interest (as defined in the Pooling and Servicing Agreement) represents approximately 4.455% of the Certificate Balance, Notional Amount or Percentage Interest of each Class of Regular Certificates. If the Retaining Sponsor (as defined in the Pooling and Servicing Agreement) had relied solely on retaining an “eligible horizontal residual interest” in order to meet the credit risk retention requirements of the Credit Risk Retention Rules with respect to this securitization transaction, it would have retained an eligible horizontal residual interest with an aggregate fair value dollar amount of approximately $37,951,861.65, representing 5.0% of the aggregate fair value, as of the Closing Date, of all Classes of Regular Certificates, excluding accrued interest.

There are no material differences between (a) the valuation methodology or any of the key inputs and assumptions that were used in calculating the fair value or range of fair values disclosed in the preliminary prospectus dated October 6, 2020 and as filed with the Securities and Exchange Commission on October 6, 2020 under the heading “Credit Risk Retention” prior to the pricing of the certificates and (b) the valuation methodology or the key inputs and assumptions that were used in calculating the fair value set forth above in this paragraph.

Item 9.01.		Financial Statements, Pro Forma Financial Information and Exhibits.
	(c)	Exhibits

Exhibit No.	Description
Exhibit 1.1	Underwriting Agreement, dated as of October 9, 2020, among Barclays Commercial Mortgage Securities LLC, as depositor, Barclays Capital Inc., BofA Securities, Inc., SG Americas Securities, LLC, Academy Securities, Inc. and Drexel Hamilton, LLC, as underwriters, and Barclays Capital Holdings Inc.
Exhibit 4.1	Pooling and Servicing Agreement, dated and effective as of as of October 1, 2020, among Barclays Commercial Mortgage Securities LLC, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, each of LNR Partners, LLC and Wells Fargo Bank, National Association, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.
Exhibit 4.2	Trust and Servicing Agreement, dated as of August 28, 2020, between Deutsche Mortgage & Asset Receiving Corporation, as depositor, Wells Fargo Bank, National Association, as master servicer, Situs Holdings, LLC, as special servicer, Wilmington Trust, National Association, as trustee, Wells Fargo Bank, National Association, as certificate administrator, as paying agent and as custodian, and Park Bridge Lender Services LLC, as operating advisor.
Exhibit 4.3	Trust and Servicing Agreement, dated as of May 5, 2020, by and among Citigroup Commercial Mortgage Securities Inc., as depositor, KeyBank National Association, as servicer, Situs Holdings, LLC, as special servicer, Wilmington Trust, National Association, as trustee, and Citibank, N.A., as certificate administrator.
Exhibit 4.4	Pooling and Servicing Agreement, dated and effective as of August 1, 2020, among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.
Exhibit 4.5	Pooling and Servicing Agreement, dated and effective as of September 1, 2020, among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as general master servicer, KeyBank National Association, as general special servicer, National Cooperative Bank, N.A., as co-op master servicer and as co-op special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.
Exhibit 4.6	Pooling and Servicing Agreement, dated and effective as of May 1, 2020, among GS Mortgage Securities Corporation II, as depositor, Wells Fargo Bank, National Association, as master servicer, KeyBank National Association, as special servicer, Wilmington Trust, National Association, as trustee, Wells Fargo Bank, National Association, as certificate administrator, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.

Exhibit 4.7	Pooling and Servicing Agreement, dated and effective as of June 1, 2020, between Barclays Commercial Mortgage Securities LLC, as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.
Exhibit 4.8	Pooling and Servicing Agreement, dated and effective as of February 1, 2020, between Morgan Stanley Capital I Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator and trustee, and Pentalpha Surveillance LLC, as operating advisor and asset representations reviewer.
Exhibit 4.9	Co-Lender Agreement, dated as of August 28, 2020, by and between DBR Investments Co. Limited, as an Initial Note A Holder, Citi Real Estate Funding Inc., as an Initial Note A Holder, Wells Fargo Bank, National Association, as an Initial Note A Holder, Barclays Capital Real Estate Inc., as an Initial Note A Holder, JPMorgan Chase Bank, National Association, as an Initial Note A Holder, DBR Investments Co. Limited, as Initial Note B-1 Holder, Citi Real Estate Funding Inc., as Initial Note B-2 Holder, Wells Fargo Bank, National Association, as Initial Note B-3 Holder, Barclays Capital Real Estate Inc., as Initial Note B-4 Holder and JPMorgan Chase Bank, National Association, as Initial Note B-5 Holder.
Exhibit 4.10	Co-Lender Agreement, dated as of September 25, 2020, by and between Starwood Mortgage Capital LLC, as the Initial Note A-1 Holder, and Starwood Mortgage Capital LLC, as the Initial Note A-2 Holder.
Exhibit 4.11	Amended and Restated Agreement Between Noteholders, dated as of July 23, 2020, by and between Wilmington Trust, National Association, as Initial Noteholder of Note A-1, Note A-2, Note A-3, Note A-4, Note B-1-A, Note B-2-A, Note B-3-A, Note B-4-A, Note B-1-B, Note B-2-B, Note B-3-B, Note B-4-B, Note C-1, Note C-2, Note C-3 and Note C-4, Citi Real Estate Funding Inc., as Initial Noteholder of Note A-5, Note A-9, Note B-5-A, Note B-9-A and Note B-5-B, Barclays Capital Real Estate Inc., as Initial Noteholder of Note A-6, Note B-6-A and Note B-6-B, German American Capital Corporation, as Initial Noteholder of Note A-7, Note B-7-A and Note B-7-B, Societe Generale Financial Corporation, as Initial Noteholder of Note A-8, Note A-12, Note B-8-A, Note B-12-A and Note B-8-B, Barclays Bank PLC, as Initial Noteholder of Note A-10 and Note B-10-A, Deutsche Bank AG, New York Branch, as Initial Noteholder of Note A-11 and Note B-11-A, and Citibank, N.A., as Initial Agent.
Exhibit 4.12	Co-Lender Agreement, dated as of August 12, 2020, between LMF Commercial, LLC, as Initial Note A-1 Holder, LMF Commercial, LLC, as Initial Note A-2 Holder, and LMF Commercial, LLC, as Initial Note A-3 Holder.
Exhibit 4.13	Agreement Between Note Holders, dated as of September 4, 2020, by and between Bank of America, National Association, as Initial Note A-1 Holder, Bank of America, National Association, as Initial Note A-2 Holder, Bank of America, National Association, as Initial Note A-3 Holder, Bank of America, National Association, as Initial Note A-4 Holder, and Bank of America, National Association, as Initial Note A-5 Holder.

Exhibit 4.14	Agreement Between Noteholders, dated as of May 21, 2020, by and among Goldman Sachs Bank USA, as Initial Note A-1-1 Holder, Initial Note A-1-2 Holder, Initial Note A-1-3 Holder, Initial Note A-1-4 Holder, Initial Note A-1-5 Holder, Initial Note A-1-6 Holder, Initial Note A-1-7 Holder, Initial Note A-1-8 Holder, Initial Note A-1-9 Holder, Initial Note A-1-10 Holder, Initial Note A-1-11 Holder, Initial Note A-1-12 Holder, Initial Note A-1-13 Holder, Initial Note A-1-14 Holder, Initial Note A-1-15 Holder, Initial Note A-1-16 Holder and Initial Note A-1-17 Holder, and Bank of America, National Association, as Initial Note A-2-1 Holder, Initial Note A-2-2 Holder, Initial Note A-2-3 Holder and Initial Note A-2-4 Holder.
Exhibit 4.15	Agreement Between Note Holders, dated as of June 25, 2020, by and among Societe Generale Financial Corporation, as Initial Note A-1 Holder, and Societe Generale Financial Corporation, as Initial Note A-2 Holder.
Exhibit 4.16	Co-Lender Agreement, dated as of January 24, 2020, by and between Starwood Mortgage Capital LLC, as the Initial Note A-1 Holder, and Starwood Mortgage Capital LLC, as the Initial Note A-2 Holder.
Exhibit 5	Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated October 27, 2020.
Exhibit 8	Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated October 27, 2020 (included as part of Exhibit 5).
Exhibit 23	Consent of Cadwalader, Wickersham & Taft LLP (included as part of Exhibit 5).
Exhibit 36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated October 14, 2020.
Exhibit 99.1	Mortgage Loan Purchase Agreement, dated as of October 9, 2020, among Barclays Capital Real Estate Inc., as seller, Barclays Capital Holdings Inc., and Barclays Commercial Mortgage Securities LLC, as purchaser.
Exhibit 99.2	Mortgage Loan Purchase Agreement, dated as of October 9, 2020, between Starwood Mortgage Capital LLC, as seller, and Barclays Commercial Mortgage Securities LLC, as purchaser.
Exhibit 99.3	Mortgage Loan Purchase Agreement, dated as of October 9, 2020, among Societe Generale Financial Corporation, as seller, Société Générale, and Barclays Commercial Mortgage Securities LLC, as purchaser.
Exhibit 99.4	Mortgage Loan Purchase Agreement, dated as of October 9, 2020, between Bank of America, National Association, as seller, and Barclays Commercial Mortgage Securities LLC, as purchaser.
Exhibit 99.5	Mortgage Loan Purchase Agreement, dated as of October 9, 2020, between LMF Commercial, as seller, and Barclays Commercial Mortgage Securities LLC, as purchaser.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: October 27, 2020	Barclays Commercial Mortgage Securities LLC (Registrant)

	By:	/s/ Daniel Vinson
Name: Daniel Vinson
Title: Chief Executive Officer